SCHEDULE 14A
(RULE 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrants [X]
Filed by a Party other than the Registrant [    ]

Check the appropriate box:

[ ] [ ] [X] [ ] [ ]	Preliminary Proxy Statement
Confidential, for Use of the Commission Only
(as permitted by Rule 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant to Rule 14a-12

ADVANTAGE FUNDS, INC.
DREYFUS A BONDS PLUS, INC.
DREYFUS GROWTH AND INCOME FUND, INC.
DREYFUS GROWTH OPPORTUNITY FUND, INC.
DREYFUS INDEX FUNDS, INC.
DREYFUS INSTITUTIONAL MONEY MARKET FUND
DREYFUS INTERNATIONAL FUNDS, INC.
DREYFUS MIDCAP INDEX FUND, INC.
DREYFUS MONEY MARKET INSTRUMENTS, INC.
DREYFUS PREMIER EQUITY FUNDS, INC.
DREYFUS PREMIER MANAGER FUNDS I
DREYFUS PREMIER MANAGER FUNDS II
DREYFUS STOCK INDEX FUND, INC.
DREYFUS VARIABLE INVESTMENT FUND

(Name of Registrants as Specified in Their Charters)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
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The Dreyfus Family of Funds
200 Park Avenue
New York, New York 10166

Dear Stockholder:

          Your Dreyfus fund(s) and certain other funds in The Dreyfus Family of Funds will hold special stockholder meetings on June 29, 2006. Stockholders of each of these funds will be asked to elect Board members of their funds. The nominees are current Board members of some or all of these funds or, in one instance, a current Board member of other funds in The Dreyfus Family of Funds. The election of additional Board members to your fund is being proposed primarily so as to consolidate the Boards of these funds. The enclosed proxy statement describes the nominees’ qualifications and each of their respective current roles overseeing funds in The Dreyfus Family of Funds. Please take the time to read the enclosed materials.

           Since the proposal to elect Board members is common to these funds, we have combined the proxy statement to save on fund expenses. If you own shares of more than one of these Dreyfus funds, the combined proxy statement also may save you the time of reading more than one document before you vote. If you own shares of more than one of these Dreyfus funds on the record date for the meeting, please note that each fund has a separate proxy card. You should vote one for each fund in which you own shares.

           Remember, your vote is extremely important, no matter how large or small your fund holdings. By voting promptly, you can help avoid additional costs that are incurred with follow-up letters and calls.

          To vote, you may use any of the following methods:

•	By Mail. Please complete, date and sign the enclosed proxy card for each fund in which you own shares and mail it in the enclosed, postage-paid envelope.

•	By Internet. Have your proxy card(s) available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.

•	By Telephone. Have your proxy card(s) available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.

•	In Person. Any shareholder who attends the meeting in person may vote by ballot at the meeting.

          We encourage you to vote through the Internet or by telephone using the number that appears on your proxy card(s). These voting methods will save the funds money because they would not have to pay for return-mail postage. If you later decide to attend the meeting, you may revoke your proxy and vote your shares in person at the meeting. Whichever voting method you choose, please take the time to read the full text of the proxy statement before you vote.

          Your vote is very important to us. If you have any questions before you vote, please call one of the Dreyfus service representatives at 1-800-645-6561. Thank you for your response and for your continued investment with The Dreyfus Family of Funds.

Sincerely,

Stephen E. Canter
President

Advantage Funds, Inc.
Dreyfus A Bonds Plus, Inc.
Dreyfus Growth and Income Fund, Inc.
Dreyfus Growth Opportunity Fund, Inc.
Dreyfus Index Funds, Inc.
Dreyfus Institutional Money Market Fund
Dreyfus International Funds, Inc.
Dreyfus MidCap Index Fund, Inc.
Dreyfus Money Market Instruments, Inc.
Dreyfus Premier Equity Funds, Inc.
Dreyfus Premier Manager Funds I
Dreyfus Premier Manager Funds II
Dreyfus Stock Index Fund, Inc.
Dreyfus Variable Investment Fund

_________________

Notice of Special Meetings of Stockholders
To Be Held on June 29, 2006
_________________

To the Stockholders:

           Special Meetings of Stockholders of each of the funds in The Dreyfus Family of Funds listed above (each, a “Fund” and, collectively, the “Funds”)* will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, on Thursday, June 29, 2006 at the time set forth on Schedule 1 to the Proxy Statement, for the following purposes:

           1.       To elect Board members to hold office until their successors are duly elected and qualified.

           2.       To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

___________________

*	Advantage Funds, Inc., Dreyfus Index Funds, Inc., Dreyfus Institutional Money Market Fund, Dreyfus International Funds, Inc., Dreyfus Money Market Instruments, Inc., Dreyfus Premier Equity Funds, Inc., Dreyfus Premier Manager Funds I, Dreyfus Premier Manager Funds II and Dreyfus Variable Investment Fund are "series" investment companies comprised of separate portfolios, each of which may be deemed a Fund, as applicable, in the Proxy Statement. For a list of the series, see Schedule 1 to the Proxy Statement.

           Stockholders of record at the close of business on May 3, 2006 will be entitled to receive notice of and to vote at the meeting.

By Order of the Boards Michael A. Rosenberg Secretary

New York, New York
May 12, 2006

WE NEED YOUR PROXY VOTE.
A STOCKHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF STOCKHOLDERS OF A FUND WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM IS REPRESENTED. IN THAT EVENT, THE AFFECTED FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD(S) OR OTHERWISE VOTE PROMPTLY. YOU AND ALL OTHER STOCKHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

Advantage Funds, Inc.
Dreyfus A Bonds Plus, Inc.
Dreyfus Growth and Income Fund, Inc.
Dreyfus Growth Opportunity Fund, Inc.
Dreyfus Index Funds, Inc.
Dreyfus Institutional Money Market Fund
Dreyfus International Funds, Inc.
Dreyfus MidCap Index Fund, Inc.
Dreyfus Money Market Instruments, Inc.
Dreyfus Premier Equity Funds, Inc.
Dreyfus Premier Manager Funds I
Dreyfus Premier Manager Funds II
Dreyfus Stock Index Fund, Inc.
Dreyfus Variable Investment Fund

COMBINED PROXY STATEMENT

Special Meetings of Stockholders
to be held on Thursday, June 29, 2006

          This Proxy Statement is furnished in connection with a solicitation of proxies by each of the respective Boards of Advantage Funds, Inc. (“AF”), Dreyfus A Bonds Plus, Inc. (“DABP”), Dreyfus Growth and Income Fund, Inc. (“DGIF”), Dreyfus Growth Opportunity Fund, Inc. (“DGOF”), Dreyfus Index Funds, Inc. (“DIF”), Dreyfus Institutional Money Market Fund (“DIMMF”), Dreyfus International Funds, Inc. (“DILF”), Dreyfus MidCap Index Fund, Inc. (“DMIF”), Dreyfus Money Market Instruments, Inc. (“DMMI”), Dreyfus Premier Equity Funds, Inc. (“DPEF”), Dreyfus Premier Manager Funds I (“DPMFI”), Dreyfus Premier Manager Funds II (“DPMFII”), Dreyfus Stock Index Fund, Inc. (“DSIF”) and Dreyfus Variable Investment Fund (“DVIF”) (each, a “Fund” and, collectively, the “Funds”) to be used at the Special Meeting of Stockholders (the “Meeting”) of each Fund to be held on Thursday, June 29, 2006 at the time set forth on Schedule 1 to this Proxy Statement, at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, for the purposes set forth in such Notice. Stockholders of record at the close of business on May 3, 2006 are entitled to receive notice of and to vote at the Meeting. Stockholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Stockholders can vote only on matters affecting the Fund(s) of which they are stockholders. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If any enclosed form of proxy is executed and returned, it nevertheless may be revoked by another proxy, by calling the toll-free telephone number, through the Internet or by letter or telegram directed to the relevant Fund, which must indicate the stockholder’s name and account number. To be effective, such revocation must be received before the Meeting. In addition, any stockholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given.

           Stockholders of each Fund will vote as a single class (which includes all series of a Fund) and will vote separately from the stockholders of each other Fund on the election of Board members. It is essential that stockholders who own shares in more than one Fund complete, date, sign and return each proxy card they receive.

           Information as to the number of shares outstanding and share ownership for each Fund is set forth on Schedule 2 to this Proxy Statement.

          The principal executive offices of each Fund are located at 200 Park Avenue, New York, New York 10166. Copies of each Fund’s most recent Annual and Semi-Annual Reports are available upon request, without charge, by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling toll-free 1-800-645-6561.

PROPOSAL: ELECTION OF BOARD MEMBERS

          It is proposed that stockholders of each Fund consider the election of the individuals listed below (the “Nominees”) as Board members of their Fund as indicated. The Nominees were selected and nominated by those members of the present Boards of the relevant Funds who are not “interested persons” of the Funds (“Independent Board members”), as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The Nominees currently serve as Board members of some or all of the Funds or, in the case of Peggy C. Davis, as a Board member of other funds in The Dreyfus Family of Funds. Some Board members of certain Funds were previously elected by shareholders and need not be re-elected to the Board of those Funds. The election of additional Board members to the Boards of Funds is being proposed primarily so as to consolidate the Boards of the Funds. Consolidating the Boards of the Funds may provide certain administrative efficiencies and potential future cost savings for the Funds. Each Nominee has consented to being named in this Proxy Statement and has agreed to serve as a Board member of the indicated Funds if elected. With respect to DABP, DGIF, DGOF, DIMMF, DILF, DMMI, DPEF and DVIF, the Nominees for election as Board members of these Funds are: Peggy C. Davis, Joseph S. DiMartino, David P. Feldman, Ehud Houminer, Gloria Messinger and Anne Wexler. With respect to AF, DIF, DMIF, DPMFI, DPMFII and DSIF, the Nominees for election as Board members of these Funds are: Peggy C. Davis, James F. Henry and Dr. Martin Peretz.

          The persons named as proxies on the enclosed proxy card(s) will vote for the election of the Nominees unless authority to vote for any or all of the Nominees is withheld in the proxy. Each Nominee elected will serve as an Independent Board member of the respective Fund commencing, subject to the discretion of the Board, on or about January 1, 2007 (other than those Nominees who are current Independent Board members of such Fund) and until his or her successor is duly elected and qualified. It is not contemplated that any Nominee will be unable to serve as a Board member for any reason, but if that should occur prior to the Meeting, the proxy holders will vote for such other nominee or nominees as the Funds’ Independent Board members may recommend. Independent board members of investment companies play a critical role in overseeing fund operations and policing potential conflicts of interest between the fund and its investment adviser and other service providers. The following tables present information about the current Board members and Nominees, including their principal occupations and other board memberships and affiliations and when they first became a Board member of a Fund of which they are currently a Board member. The address of each Board member and Nominee is c/o The Dreyfus Corporation, 200 Park Avenue, 8th Flr., New York, New York 10166. Information about each Board member’s and Nominee’s ownership of shares of the Funds and other relevant information, including information about the Funds’ officers, is set forth on Exhibit A to this Proxy Statement.

Name (Age) of Board Member or Nominee Position with Funds (Since)	Principal Occupation During Past 5 Years	Other Board Memberships and Affiliations

Peggy C. Davis (62) N/A	Shad Professor of Law,
  New York University School of
  Law (1983 - present)
Writer and teacher in the fields
  of evidence, constitutional
  theory, family law, social
  sciences and the law, legal
  process and professional
methodology and training	Board member of 12 funds (26 if elected at the Meeting) in The Dreyfus Family of Funds (23 portfolios and 71 if elected at the Meeting)

Joseph S. DiMartino (62)
Chairman of the Board
    AF (1995)
    DABP (1995)
    DGIF (1995)
    DGOF (1995)
    DIF (1995)
    DIMMF (1995)
    DILF (1995)
    DMIF (1995)
    DMMI (1995)
    DPEF (1995)
    DPMFI (2003)
    DPMFII (2003)
    DSIF (1995)
DVIF (1995)	Corporate Director and Trustee	The Muscular Dystrophy Association, Director
Levcor International, Inc., an apparel fabric
  processor, Director
Century Business Services, Inc., a provider of
  outsourcing functions for small and medium
  size companies, Director
The Newark Group, a provider of a national
  market of paper recovery facilities,
  paperboard mills and paperboard converting
  plants, Director
Sunair Services Corporation, engages in the
  design, manufacture and sale of high
  frequency systems for long-range voice and
  data communications, as well as provides
  certain outdoor-related services to homes
  and businesses, Director
Board member of 90 funds (before and after
  the Meeting) in The Dreyfus Family of
  Funds (192 portfolios, before and after the
Meeting)

David P. Feldman (66)
Board Member
    AF (1996)
    DABP (1994)
    DGIF (1994)
    DGOF (1994)
    DIF (1991)
    DIMMF (1994)
    DILF (1994)
    DMIF (1991)
    DMMI (1994)
    DPEF (1994)
    DPMFI (2003)
    DPMFII (2003)
    DSIF (1989)
DVIF (1994)	Corporate Director and Trustee	BBH Mutual Funds Group (11 funds),
  Director
The Jeffrey Company, a private investment
  company, Director
QMED, a medical device company, Director
Board member of 22 funds (before and after
  the Meeting) in The Dreyfus Family of Funds
(57 portfolios, before and after the Meeting)

James F. Henry (75) Board Member DABP (1976) DGIF (1991) DGOF (1971) DIMMF (1980) DILF (1993) DMMI (1974) DPEF (1968) DVIF (1990)	President, The International
  Institute for Conflict
  Prevention and Resolution, a
  non-profit organization
  principally engaged in the
  development of alternatives to
  business litigation (Retired
  2003)
Advisor to The Elaw Forum, a
  consultant on managing
  corporate legal costs
Advisor to John Jay Homestead
  (the restored home of the
  first U.S. Chief Justice)
Individual Trustee of several
trusts	Board member of 8 funds (14 if elected at the
  Meeting) in The Dreyfus Family of Funds (21
  portfolios and 48 if elected at the Meeting)
Director, advisor and mediator involved in
  several non-profit organizations, primarily
  engaged in domestic and international dispute
resolution, and historic preservation

Ehud Houminer (65) Board Member AF (1993) DIF (1996) DMIF (1996) DPMFI (2003) DPMFII (2003) DSIF (1996)	Executive-in-Residence at the Columbia Business School, Columbia University Principal of Lear, Yavitz and Associates, a management consulting firm (1996 - 2001)	Avnet Inc., an electronics distributor, Director
International Advisory Board to the MBA
  Program School of Management, Ben Gurion
  University, Chairman
Explore Charter School, Brooklyn, NY,
  Chairman
Board member of 14 funds (22 if elected at the
  Meeting) in The Dreyfus Family of Funds (37
portfolios and 59 if elected at the Meeting)

Dr. Paul A. Marks (79) Board Member DABP (1979) DGIF (1991) DGOF (1979) DIMMF (1980) DILF (1993) DMMI (1979) DPEF (1978) DVIF (1990)	President, Emeritus (2000- Present) and President and Chief Executive Officer of Memorial Sloan-Kettering Cancer Center (Retired 1999)	Pfizer, Inc., a pharmaceutical company,
  Director-Emeritus
Lazard Freres & Company, LLC, Senior
  Adviser
Carrot Capital Health Care Ventures, Adviser
Armgo-Start-Up Biotech, Board of Directors
Nanoviricide, Board Director
PTC, Scientific Advisory Board
Board member of 8 funds (before and after the
  Meeting) in The Dreyfus Family of Funds (21
portfolios, before and after the Meeting)

Gloria Messinger (76) Board Member AF (1993) DIF (1996) DMIF (1996) DPMFI (2003) DPMFII (2003) DSIF (1996)	Arbitrator for American Arbitration Association and National Association of Securities Dealers, Inc. Consultant in Intellectual Property	Theater for a New Audience, Inc., Director
Brooklyn Philharmonic, Director
Board member of 6 funds (14 if elected at the
  Meeting) in The Dreyfus Family of Funds (26
portfolios and 48 if elected at the Meeting)

Dr. Martin Peretz (66) Board Member DABP (1976) DGIF (1991) DGOF (1971) DIMMF (1980) DILF (1993) DMMI (1974) DPEF (1968) DVIF (1990)	Editor-in-Chief of The New Republic Magazine Lecturer in Social Studies at Harvard University (1965-2001) Co-Chairman of TheStreet.com, a financial daily on the web	Academy for Liberal Education, an accrediting
  agency for colleges and universities certified
  by the U.S. Department of Education,
  Director
Harvard Center for Blood Research, Trustee
Bard College, Trustee
Board of Overseers of YIVO Institute for
  Jewish Research, Chairman
Board member of 8 funds (14 if elected at the
  Meeting) in The Dreyfus Family of Funds (21
portfolios and 48 if elected at the Meeting)

Anne Wexler (75) Board Member AF (1996) DIF (1991) DMIF (1991) DPMFI (2003) DPMFII (2003) DSIF (1991)	Chairman of the Wexler & Walker Public Policy Associates, consultants specializing in government relations and public affairs	Wilshire Mutual Funds (5 funds), Director
Methanex Corporation, a methanol production
  company, Director
Member of the Council of Foreign Relations
Member of the National Park Foundation
Board member of 14 funds (22 if elected at the
  Meeting) in The Dreyfus Family of Funds (35
portfolios and 57 if elected at the Meeting)

          Each Fund typically pays its Board members its allocated portion of an annual retainer and a fee per meeting attended for the Fund and other funds in The Dreyfus Family of Funds, and reimburses them for their expenses. With respect to AF, DIF, DMIF, DFMFI, DPMFII and DSIF only, the Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members of a Fund are entitled to receive an annual retainer and a per meeting attended fee of one-half the amount paid to them as Board members. For information on the amount of compensation paid to each current Board member by a Fund for the Fund’s last fiscal year, and paid by all funds in The Dreyfus Family of Funds for which such person was a Board member for the year ended December 31, 2005, see Exhibit A to this Proxy Statement.

          Each Fund has a standing audit, nominating and compensation committee, each of which is comprised of the Fund’s Independent Board members. For information on the number of committee meetings held during a Fund’s last fiscal year, see Exhibit A to this Proxy Statement.

          The function of each Fund’s audit committee (the “Audit Committee”) is to (i) oversee the Fund’s accounting and financial reporting processes and the audits of the Fund’s financial statements and (ii) assist in the Board’s oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements and the independent registered public accounting firm’s qualifications, independence and performance.

          Each Fund’s nominating committee is composed entirely of the Fund’s Independent Board members and is responsible for selecting and nominating persons as members of the Board for election or appointment by the Board and for election by stockholders. In evaluating potential nominees, including any nominees recommended by stockholders, the committee takes into consideration various factors listed in the nominating committee charter, including character and integrity, business and professional experience, and whether the committee believes the person has the ability to apply sound and independent business judgment and would act in the interest of the Fund and its shareholders. The nominating committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Fund, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166, which includes information regarding the recommended nominee as specified in the nominating committee charter. A copy of the Funds’ nominating committee charter is set forth in Exhibit B to this Proxy Statement.

          The function of the compensation committee is to establish the appropriate compensation for serving on the Board. Each Fund also has a standing pricing/evaluation committee comprised of any one Board member. The function of the pricing/evaluation committee is to assist in valuing the Fund’s investments.

Required Vote

          For each Fund, the election of a Nominee requires the affirmative vote of a plurality of votes cast at the Meeting for the election of Board members of the Fund.

ADDITIONAL INFORMATION

Selection of Independent Registered Public Accounting Firm

          The 1940 Act requires that each Fund’s independent registered public accounting firm (the “independent auditors”) be selected by a majority of the Independent Board members of the Fund. One of the purposes of each Fund’s Audit Committee is to recommend to the Fund’s Board the selection, retention or termination of independent auditors for the Fund. The Audit Committee of each of DIF, DSIF and DPMFII recommended, and each such Fund’s Board, including a majority of its Independent Board members, approved, the selection of PricewaterhouseCoopers LLP (“PWC”), and each other Fund’s Audit Committee recommended, and each such Fund’s Board, including a majority of its Independent Board members, approved the selection of Ernst & Young LLP (“Ernst & Young”), as such Fund’s independent auditors for the Fund’s current fiscal year. Representatives of Ernst & Young and PWC are expected to be present at the Meeting and will have an opportunity to make a statement (if the representatives so desire) and to respond to appropriate questions. After reviewing the relevant Fund’s audited financial statements for the Fund’s most recently completed fiscal year, each Fund’s Audit Committee recommended to the Fund’s Board that such statements be included in the Fund’s Annual Report to Stockholders.

           Information regarding the audit and related fees that the independent auditors charged the Funds is set forth in Exhibit A.

          The Audit Committee for each Fund considered the compatibility of any non-audit services with the independence of PWC or Ernst & Young LLP, as the case may be.

Investment Adviser, Distributor and Transfer Agent

           Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as each Fund’s investment adviser.

           Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus with principal offices at 200 Park Avenue, New York, New York 10166, serves as each Fund’s distributor.

           Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, 200 Park Avenue, New York, New York 10166, serves as each Fund’s transfer and dividend disbursing agent.

Voting Information

          Each Fund will bear its pro rata share of the cost of soliciting proxies based on the net assets of the Fund. In addition to the use of the mails, proxies may be solicited personally or by telephone, and each Fund may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. Certain Funds may retain a proxy solicitor to assist in the solicitation of proxies primarily by contacting stockholders by telephone, which is expected to cost approximately $80,000 plus any out of pocket expenses, such cost to be borne pro rata among such Funds based on their net assets. Authorizations to execute proxies may be obtained by telephonic instructions in accordance with procedures designed to authenticate the stockholder’s identity. In all cases where a telephonic proxy is solicited (as opposed to where the stockholder calls the toll-free number directly to vote), the stockholder will be asked to provide his or her address and social security number (in the case of an individual) or taxpayer identification number (in the case of a non-individual) and to confirm that the stockholder has received the Fund’s proxy statement and proxy card in the mail. Within 72 hours of receiving a stockholder’s telephonic voting instructions, a confirmation will be sent to the stockholder to ensure that the vote has been taken in accordance with the stockholder’s instructions and to provide a telephone number to call immediately if the stockholder’s instructions are not correctly reflected in the confirmation. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon, and if no voting instructions are given, shares will be voted “FOR” the proposal. Any stockholder giving a proxy may revoke it at any time before it is exercised by submitting to the Fund a written notice of revocation or a subsequently executed proxy, by calling the toll-free telephone number or through the Internet, or by attending the Meeting and voting in person.

          If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker “non-vote” (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Fund shares on a particular matter with respect to which the broker or nominee does not have a discretionary power) or is marked with an abstention (collectively, “abstentions”), the Fund shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will not constitute a vote in favor of the proposal.

          If a quorum is not present at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies.

           Shares of Dreyfus Variable Investment Fund and Dreyfus Stock Index Fund, Inc. have been offered only to separate accounts established by insurance companies (“Participating Insurance Companies”) to fund variable annuity contracts and variable life insurance policies (collectively referred to as the “Policies”). As the owner of all of the assets held in such separate accounts, the Participating Insurance Companies are the record owners of such Fund’s shares. However, pursuant to applicable laws, Fund shares held in a separate account which are attributable to Policies will be voted by the relevant Participating Insurance Company in accordance with instructions received from the holders of the Policies (“Policyowners”). Participating Insurance Companies have agreed to solicit instructions from Policyowners holding Fund shares in the relevant separate account as of the record date of the Meeting and to vote by proxy the shares at the Meeting according to such instructions. To be effective, voting instructions must be received by Participating Insurance Companies prior to the close of business on June 28, 2006. Such instructions may be revoked at any time prior to the Meeting by written notice of revocation or another voting instructions form delivered to the relevant Participating Insurance Company. Participating Insurance Companies will vote by proxy (i) Fund shares as to which no timely instructions are received, (ii) Fund shares owned exclusively by the relevant Participating Insurance Company or its affiliates and (iii) Fund shares held in the separate account representing charges imposed by the relevant Participating Insurance Company against the separate account, for or against the relevant proposal in the same proportion as the voting instructions received from Policyowners. Additional information regarding voting instruction rights is provided in the prospectus or statement of additional information for the Policies.

OTHER MATTERS

          No Fund’s Board is aware of any other matters which may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
AND THEIR NOMINEES

           Please advise the appropriate Fund, in care of Dreyfus Transfer, Inc., P.O. Box 9263, Boston, Massachusetts 02205-8501, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of this Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING(S) IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN EACH PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.

Dated: May 12, 2006

SCHEDULE 1

          The following is a list of times at which each Fund’s meeting will be held. With respect to those Funds that are series funds, the list also identifies each such Fund’s series.

Name of Fund

Dreyfus A Bonds Plus, Inc.

Dreyfus Growth and Income Fund, Inc.

Dreyfus Growth Opportunity Fund, Inc.

Dreyfus Institutional Money Market Fund
- Government Securities Series
- Money Market Series

Dreyfus International Funds, Inc.
- Dreyfus Premier Emerging Markets Fund

Dreyfus Money Market Instruments, Inc.
- Government Securities Series
- Money Market Series

Dreyfus Premier Equity Funds, Inc.
- Dreyfus Premier Growth and Income Fund

Dreyfus Variable Investment Fund
- Appreciation Portfolio
- Balanced Portfolio
- Developing Leaders Portfolio
- Disciplined Stock Portfolio
- Growth and Income Portfolio
- International Equity Portfolio
- International Value Portfolio
- Limited Term High Yield Portfolio
- Money Market Portfolio
- Quality Bond Portfolio
- Small Company Stock Portfolio
- Special Value Portfolio

Advantage Funds, Inc.
- Dreyfus Emerging Leaders Fund
- Dreyfus Premier International Value Fund
- Dreyfus Midcap Value Fund
- Dreyfus Small Company Value Fund
- Dreyfus Premier Future Leaders Fund
- Dreyfus Premier Midcap Value Fund
- Dreyfus Premier Select Midcap Growth Fund
- Dreyfus Premier Small Company Growth Fund
- Dreyfus Premier Strategic Value Fund
- Dreyfus Premier Structured Large Cap Value Fund
- Dreyfus Premier Structured Midcap Fund
- Dreyfus Premier Technology Growth Fund
- Dreyfus Premier Global Alpha Fund
- Dreyfus Premier Total Return Advantage Fund
- Global Alpha Fund

Dreyfus Premier Manager Funds I
- Bear Stearns Prime Money Market Fund
- Dreyfus Premier Alpha Growth Fund
- Dreyfus Premier Intrinsic Value Fund
- Dreyfus Premier S&P STARS Fund
- Dreyfus Premier S&P STARS Opportunities Fund

Dreyfus Premier Manager Funds II
- Dreyfus Premier Balanced Opportunity Fund
- Dreyfus Premier Blue Chip Fund
- Dreyfus Premier Select Fund

Dreyfus Index Funds, Inc.
- Dreyfus International Stock Index Fund
- Dreyfus S&P 500 Index Fund
- Dreyfus Smallcap Stock Index Fund

Dreyfus Midcap Index Fund, Inc.

Dreyfus Stock Index Fund, Inc.	Time of Stockholder Meeting 2:00 p.m. 2:00 p.m. 2:00 p.m. 2:00 p.m. 2:00 p.m. 2:00 p.m. 2:00 p.m. 2:00 p.m. 3:00 p.m. 3:00 p.m. 3:00 p.m. 4:00 p.m. 4:00 p.m. 4:00 p.m.

SCHEDULE 2

PERTAINING TO SHARE OWNERSHIP

          Set forth below for each Fund is information as to the number of shares of the Fund outstanding and those stockholders known by the Fund, if any, to own beneficially 5% or more of the Fund’s outstanding voting securities (including series thereof) as of April 14, 2006. As of April 14, 2006, each Fund’s current Board members and officers, as a group, owned less than 1% of the Fund’s outstanding shares.

Name of Fund and Number of Shares Outstanding	Name and Address of Stockholder	Amount of Shares Held	Percentage of Shares Held

AF 152,094,272.858
NFS LLC FEBO
NFS/FMTC IRA
FBO Homer J. Tidwell
1926 Castleman Drive
Nashville, TN 37215-3902

Merrill Lynch, Pierce, Fenner
  & Smith Incorporated
  for the Sole Benefit of its
  Customers
4800 Deer Lake Drive East, Floor 3
Jacksonville, FL 32246-6484

The Vanguard Fiduciary Trust
  Company
P.O. Box 2600
Valley Forge, PA 19482-2600

Charles Schwab & Co., Inc.
Reinvest Account
101 Montgomery Street
San Francisco, CA 94104-4151	16,996,646.009 9,649,170.270 8,391,422.092 9,203,022.441	11.18% 6.34% 5.52% 6.05%

DABP 25,089,556.458
Nationwide Variable Account
P.O. Box 182029
Columbus, OH 43218-2029

The Guardian Insurance &
  Annuity Company, Inc.
c/o Equity Accounting
3900 Burgess Place
Bethlehem, PA 18017-9097

Charles Schwab & Co., Inc.
Reinvest Account
101 Montgomery Street # Dept
San Francisco, CA 94104-4151	2,670,394.826 2,414,091.377 1,677,540.979	10.64% 9.62% 6.69%

DIF 152,094,272.858
Fidelity Investments Institutional
  Operations Company, Inc., as
Agent for Shire
  Pharmaceuticals Inc.
100 Magellan Way (KW1C)
Covington, KY 41015-1987

NFS LLC FEBO Elizabeth Franks
97 Union Street
Bristol, RI 02809-2117

Nationwide Life Insurance
Nationwide GPVA
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH 43218-2029

AIG Federal Savings Bank TTEE
FBO Victoria County 457 Deferred
  Compensation Plan
2929 Allen Parkway #L3-00
Houston, TX 77019-7104

Charles Schwab & Co., Inc.
Reinvest Account
101 Montgomery Street
San Francisco, CA 94104-4151	20,580,758.662 8,879,357.124 10,099,276.126 16,462,581.748 24,537,446.005	14.05% 6.06% 6.89% 11.24% 16.75%

DIMMF 490,797,883.837
Hare & Co.
c/o Bank of New York
Short Term Investment Funds
111 Sanderscreek Parkway,
  2nd Floor
E. Syracuse, NY 13057-1382

Robert W. Baird & Co.
Omnibus Account for the Exclusive
  Benefit of Customers
P.O. Box 672
Milwaukee, WI 53201-0672	399,013,933.240 27,013,157.400	81.30% 5.50%

DILF 63,572,706.157
NFS LLC FEBO FMT CO CUST
  IRA
FBO Matthew C. Patrick
P.O. Box 3203
Waquoit, MA 02536-3203

Citigroup Global Markets Inc.
333 W. 34th Street, 3rd Floor
New York, NY 10001-2402

JP Morgan Chase Bank as Directed
  TR FBO The Super Saver
  Employees Plan
c/o JP Morgan American Century
PO Box 419784
Kansas City, MO 64141-6784

SEI Private Trust Company
c/o Hale and Dorr
One Freedom Valley Drive
Oaks, PA 19456

Charles Schwab & Co. Inc.
Reinvest Account
101 Montgomery St. # Dept.
San Francisco, CA 94104-4151	5,047,520.340 4,609,506.870 6,713,476.338 3,690,874.884 9,331,605.516	7.94% 7.25% 10.56% 5.81% 14.68%

DMIF 8,045,834.757
NFS LLC FEBO Judith P. Bullard
1208 Tudor Court
Hillsborough, NJ 08844-5538

SEI Private Trust
c/o Security National
One Freedom Valley Drive
Oaks, PA 19456

AIG Federal Savings Bank Cust FBO
City of Edwardsville
457 Deferred Compensation Plan
2929 Allen Parkway L3-00
Houston, TX 77019

Wachovia Bank FBO Various
  Retirement Plans
1525 West Wt Harris Boulevard
Charlotte, NC 28288-0001

Charles Schwab & Co., Inc.
101 Montgomery Street
San Francisco, CA 94104-4151	8,164,749.183 5,360,556.544 6,206,102.306 10,671,711.945 16,928,515.642	10.15% 6.66% 7.71% 13.26% 21.04%

DMMI 799,766,170.065
Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001-2402	659,514,002.620	82.46%

DPEF 1,760,983.103
NFS LLC FEBO The Chase Manhattan
Bank Cust IRA of Carol Nicklaus
35 Alan Road
Danbury, CT 06810-8362

Pershing LLC
PO Box 2052
Jersey City, NJ 07303-2052

Merrill Lynch, Pierce, Fenner
  & Smith Incorporated
  For the Sole Benefit of
  Its Customers
4800 Deer Lake Drive E, Floor 3
Jacksonville, FL 32246-6484

First Clearing, LLC
2080 Goodview Town Rd.
Goodview, VA 24095-3006	296,579.842 125,982.185 120,640.526 114,287.192	16.84% 7.15% 6.85% 6.49%

DPMFI 2,220,699,629.376
Bear Stearns Securities Corp. 1 Metrotech Center N Brooklyn, NY 11201-3870	2,220,699,629.376	92.03%

DPMFII 49,374,510.274
NFS LLC FEBO JPMorgan Chase
  Bank R/O Cust IRA of Miguel A.
  Edwards Noel
1810 Pitman Ave.
Bronx, NY 10466-1910

Citigroup Global Markets Inc.
333 West 34th Street, 3rd Floor
New York, NY 10001-2402

Thompson Plumb Trust Co.
1200 John O. Hammons Dr.
2nd Floor
Madison, WI 53717

Charles Schwab & Co., Inc.
101 Montgomery Street
San Francisco, CA 94104-4151	5,943,417.256 2,590,732.962 4,436,449.452 5,256,684.500	12.04% 5.25% 8.99% 10.65%

DSIF 126,692,902.654
Travelers Insurance Co.
P.O. Box 990027
Hartford, CT 06199-0027

Nationwide Insurance Co.
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH 43218-2029

Allianz Life Insurance Company of
  North America
5701 Golden Hills Drive
Minneapolis, MN 55416-1297	15,476,484.496 66,883,875.970 11,451,998.293	12.22% 52.79% 9.04%

DVIF 221,002,373.662

Annuity Investors Life Insurance
  Company
P.O. Box 5423
Cincinnati, OH 45201-5423

Nationwide Life Insurance
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH 43218-2029

First Transamerica Life Insurance
  Co.
Accounting Department
4333 Edgewood Road NE
Cedar Rapids, IA 52499-0001

AGL Life Assurance Company
610 West Germantown Pike,
  Suite 460
Plymouth Meeting, PA 19462-1058

Transamerica Occidental Life
  Insurance Company
1150 S. Olive St. T-25-01
Los Angeles, CA 90015-2209	11,351,296.487 14,927,941.431 22,080,762.909 34,553,713.420 80,249,341.858	5.14% 6.75% 9.99% 15.64% 36.31%

EXHIBIT A

Part I

Part I sets forth information regarding the current Board members and Nominees, Board and committee meetings, and independent auditor fees for the Funds as indicated.

          The table below indicates the dollar range of each current Board member’s (including Board Members who are Nominees) ownership of shares of each Fund (including series thereof) and the aggregate dollar range of shares of other funds in The Dreyfus Family of Funds for which he or she is a Board member, in each case as of December 31, 2005.

Name Board Member or Nominee	Dollar Range of Shares Held in Fund

	AF	DABP	DGIF
Peggy C. Davis	None	None	None
Joseph S. DiMartino	None	None	None
David P. Feldman	$50,001 - $100,000	None	None
James F. Henry	None	None	Over $100,000
Ehud Houminer	$1- $10,000	None	None
Dr. Paul A. Marks	None	None	None
Gloria Messinger	Over $100,000	None	None
Dr. Martin Peretz	None	None	None
Anne Wexler	None	None	None

Name of Board Member or Nominee	Dollar Range of Shares Held in Fund

	DGOF	DIF	DIMMF	DILF
Peggy C. Davis	None	None	None	None
Joseph S. DiMartino	None	None	None	None
David P. Feldman	None	None	None	None
James F. Henry	Over $100,000	None	None	None
Ehud Houminer	None	$50,001 - $100,000	None	None
Dr. Paul A. Marks	None	None	None	None
Gloria Messinger	None	None	None	None
Dr. Martin Peretz	$10,001 - $50,000	None	None	None
Anne Wexler	None	None	None	None

Name of Board Member or Nominee	Dollar Range of Shares Held in Fund

	DMIF	DMMI	DPEF	DPMFI
Peggy C. Davis	None	None	None	None
Joseph S. DiMartino	None	None	None	None
David P. Feldman	None	None	None	None
James F. Henry	None	None	None	None
Ehud Houminer	None	None	None	None
Dr. Paul A. Marks	None	None	None	None
Gloria Messinger	None	None	None	None
Dr. Martin Peretz	None	None	None	None
Anne Wexler	None	None	None	None

Name of Board Member or Nominee	Dollar Range of Shares Held in Fund	Dollar Range of Aggregate Holding of Funds in The Dreyfus Family of Funds

	DPMFII	DSIF	DVIF
Peggy C. Davis	None	None	None	$1 - $10,000
Joseph S. DiMartino	None	None	None	Over $100,000
David P. Feldman	None	None	None	$50,001 - $100,000
James F. Henry	None	None	None	Over $100,000
Ehud Houminer	None	None	None	Over $100,000
Dr. Paul A. Marks	None	None	None	$1 - $10,000
Gloria Messinger	None	None	None	Over $100,000
Dr. Martin Peretz	None	None	None	$10,001 - $50,000
Anne Wexler	None	None	None	None

          As of April 7, 2006, none of the current Board members or Nominees or their immediate family members owned securities of Dreyfus or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Dreyfus.

PERTAINING TO THE BOARD OF EACH FUND

          The number of Board meetings and, where applicable, committee meetings, held by each Fund during the Fund’s last fiscal year are as follows:

Name of Fund	Number of Board Meetings	Number of Audit Committee Meetings	Number of Nominating Committee Meetings	Number of Compensation Committee Meetings
AF	5	4	None	1
DABP	5	4	None	2
DGIF	4	4	None	2
DGOF	6	4	None	2
DIF	4	5	None	2
DIMMF	5	4	None	2
DILF	6	4	None	2
DMIF	4	4	None	2
DMMI	5	4	None	2
DPEF	5	4	None	2
DPMFI	5	4	None	None
DPMFII	5	4	1	2
DSIF	5	4	None	2
DVIF	7	4	None	2

______________________

           During each Fund’s last fiscal year, each current Board member attended at least 75% of the aggregate of all of the meetings of the Board of each Fund (held during the period s/he was a Board member) and 75% of the meetings held by a committee of the Board of each Fund on which s/he served (during the period that s/he served).

COMPENSATION TABLE

          Each of Dreyfus A Bonds Plus, Inc., Dreyfus Growth and Income Fund, Inc., Dreyfus Growth Opportunity Fund, Inc., Dreyfus Institutional Money Market Fund, Dreyfus International Funds, Inc., Dreyfus Money Market Instruments, Inc., Dreyfus Premier Equity Funds, Inc. and Dreyfus Variable Investment Fund currently pays its Board members its allocated portion of an annual retainer of $60,000 and a fee of $8,000 per meeting (with a minimum of $500 per meeting and per telephone meeting) attended, and reimburses them for their expenses. Emeritus Board members are entitled to receive an annual retainer and a per meeting attended fee of one-half the amount paid to them as Board members. Prior to June 1, 2005, each Board member received from the Fund an annual fee of $40,000 and an attendance fee of $6,000 per meeting, and the Chairman of the Board received an additional 25% of such compensation.

          Each of Advantage Funds, Inc., Dreyfus Index Funds, Inc., Dreyfus Midcap Index Fund, Inc., Dreyfus Premier Manager Funds I, Dreyfus Premier Manager Funds II and Dreyfus Stock Index Fund, Inc. currently pays its Board members its allocated portion of an annual retainer of $40,000 and of a fee of $5,000 per meeting (with a minimum of $500 per meeting and per telephone meeting) attended, and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members are entitled to receive an annual retainer and a per meeting attended fee of one-half the amount paid to them as Board members. Prior to September 27, 2005, each Board member received from the Fund an annual fee of $25,000 and an attendance fee of $4,000 per meeting, and the Chairman of the Board received an additional 25% of such compensation.

          The aggregate amount of compensation paid to each current Board member by each Fund for the Fund’s last fiscal year, and by all funds in The Dreyfus Family of Funds for which such person was a Board member (the number of portfolios of such funds is set forth in parenthesis next to each Board member’s total compensation) for the year ended December 31, 2005, were as follows:

Name of Board Member	Aggregate Compensation From Each Fund*	Total Compensation From the Funds and Fund Complex(**)

Joseph S. DiMartino AF DABP DGIF DGOF DIF DIMMF DILF DMIF DMMI DPEF DPMFI DPMFII DSIF DVIF	$14,342 $ 5,432 $10,393 $ 3,441 $11,688 $ 6,710 $14,069 $ 5,478 $ 8,534 $ 503 $12,564 $ 2,751 $13,217 $38,532	$833,262 (190)

David P. Feldman AF DABP DGIF DGOF DIF DIMMF DILF DMIF DMMI DPEF DPMFI DPMFII DSIF DVIF	$11,447 $ 4,938 $ 8,314 $ 3,072 $ 9,318 $ 5,820 $11,253 $ 4,365 $ 7,411 $ 403 $10,013 $ 2,352 $10,780 $33,372	$194,898 (56)

James F. Henry DABP DGIF DGOF DIMMF DILF DMMI DPEF DVIF	$ 4,938 $ 8,314 $ 3,072 $ 5,820 $11,253 $ 7,411 $ 402 $33,372	$90,648 (21)

Ehud Houminer AF DIF DMIF DPMFI DPMFII DSIF	$ 10,305 $ 9,318 $ 4,365 $ 10,013 $ 2,352 $ 10,780	$103,750 (37)

Dr. Paul A. Marks DABP DGIF DGOF DIMMF DILF DMMI DPEF DVIF	$ 4,938 $ 8,314 $ 3,072 $ 5,820 $11,253 $ 7,411 $ 402 $33,372	$90,648 (21)

Gloria Messinger AF DIF DMIF DPMFI DPMFII DSIF	$11,447 $ 9,318 $ 4,365 $10,013 $ 2,352 $10,780	$53,750 (26)

Dr. Martin Peretz DABP DGIF DGOF DIMMF DILF DMMI DPEF DVIF	$ 4,938 $ 8,314 $ 2,956 $ 5,820 $11,253 $ 7,411 $ 402 $32,988	$90,148 (21)

Anne Wexler AF DIF DMIF DPMFI DPMFII DSIF	$11,314 $ 9,318 $ 4,365 $10,013 $ 2,352 $10,780	$99,250 (35)

_________________

*	Amount does not include the cost of office space, secretarial services and health benefits for the Chairman and expenses reimbursed to Board members for attending Board meetings, which in the aggregate amounted to $69,832.

**	Represents the number of separate portfolios comprising the investment companies in the Fund complex, including the Funds, for which the Board member served.

PERTAINING TO THE INDEPENDENT AUDITORS

          Set forth below for each Fund’s last two fiscal years are the amounts the respective independent auditor billed for (i) services rendered in connection with the annual audit of the Fund’s financial statements (“Audit Fees”), (ii) assurance and services rendered that are reasonably related to the performance of the audit or review of the Fund’s financial statements (“Audit-Related Fees”); (iii) professional services rendered for tax compliance, tax planning and tax advice, including primarily the review of each Fund’s tax returns (“Tax Fees”); (iv) other products and services provided (“All Other Fees”); and (v) non-audit services provided to affiliates of Dreyfus (“Aggregate Non-Audit Fees”).

Name of Fund	Fiscal Year Ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees	Aggregate Non-Audit Fees Paid by Service Affiliates*
AF	8/31/2005	$287,229	$56,700	$47,927	$9,080	$1,013,651
	8/31/2004	$289,354	$54,000	$48,665	$8,772	$557,202

DABP	3/31/2006	$31,597	$5,122	$3,088	$5,013	$769,395
	3/31/2005	$30,163	$4,725	$2,805	$537	$605,451

DGIF	10/31/2005	$29,024	$4,725	$3,847	$1,867	$755,822
	10/31/2004	$26,775	$4,500	$3,068	$2,224	$653,655

DGOF	2/28/2006	$26,589	$5,122	$4,330	$483	$777,420
	2/28/2005	$25,382	$4,725	$4,084	$498	$719,572

DIF	10/31/2005	$114,000	$0	$9,000	$0	$75,000
	10/31/2004	$105,000	$0	$8,100	$0	$43,708

DIMMF	12/31/2005	$55,202	$0	$5,454	$16	$758,091
	12/31/2004	$50,925	$0	$5,026	$17	$592,101

DILF	5/31/2005	$37,675	$0	$4,073	$843	$811,636
	5/31/2004	$34,755	$0	$4,216	$827	$611,435

DMIF	10/31/2005	$33,691	$4,725	$4,181	$875	$755,822
	10/31/2004	$31,080	$4,500	$3,068	$843	$653,655

DMMI	12/31/2005	$55,202	$0	$5,499	$227	$758,091
	12/31/2004	$50,925	$0	$5,026	$236	$592,101

DPEF	9/30/2005	$25,857	$4,725	$3,540	$175	$761,002
	9/30/2004	$22,470	$4,500	$3,289	$227	$790,824

DPMFI	3/31/2006	$167,549	$20,488	$20,962	$5,758	$769,395
	3/31/2005	$159,945	$0	$3,382	$5,819	$605,451

DPMFII	11/30/2005	$132,000	$0	$3,000	$0	$75,000
	11/30/2004	$41,000	$0	$3,000	$0	$43,708

DSIF	12/31/2005	$44,000	$0	$3,000	$0	$75,000
	12/31/2004	$41,000	$0	$3,000	$0	$43,708

DVIF	12/31/2005	$243,347	$81,252	$35,640	$13	$758,091
	12/31/2004	$224,490	$78,768	$39,182	$11	$592,101

_________________

* For Service Affiliates (i.e., Dreyfus and any entity controlling, controlled by or under common control with Dreyfus that provides ongoing services to the Fund), such fees represent only those fees that require pre-approval by the audit committee.

           Audit Committee Pre-Approval Policies and Procedures. Each Fund’s Audit Committee has established policies and procedures (the “Policy”) for pre-approval (within specified fee limits) of the independent auditor’s engagements for non-audit services to the Fund and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the independent auditor’s independence. The Policy and services covered therein are considered annually. In addition, proposed services requiring pre-approval but not covered by the Policy are considered from time to time as necessary.

           Registered Public Accounting Firm Independence. Each Fund’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which did not require pre-approval are compatible with maintaining the independent auditor’s independence.

* * * *

Part II

Part II sets forth information relevant to the officers of each Fund.

Name (Age) Position with the Funds (Since)	Principal Occupation During Past 5 Years

STEPHEN E. CANTER (60) President (2000)	Chairman of the Board and Chief Executive Officer of Dreyfus, and an officer of 90 investment companies (comprised of 185 portfolios) managed by Dreyfus. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus.

STEPHEN R. BYERS (52) Executive Vice President (2002)	Chief Investment Officer, Vice Chairman and a director of Dreyfus, and an officer of 90 investment companies (comprised of 185 portfolios) managed by Dreyfus. Mr. Byers also is an officer, director, Board member or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus.

MARK N. JACOBS (60) Vice President (2000)	Executive Vice President, Secretary, and General Counsel of Dreyfus, and an officer of 91 investment companies (comprised of 201 portfolios) managed by Dreyfus.

MICHAEL A. ROSENBERG (46) Vice President and Secretary (2005)	Associate General Counsel of Dreyfus, and an officer of 91 investment companies (comprised of 201 portfolios) managed by Dreyfus.

JAMES BITETTO (39) Vice President and Assistant Secretary (2005)	Assistant General Counsel and Assistant Secretary of Dreyfus, and an officer of 91 investment companies (comprised of 201 portfolios) managed by Dreyfus.

JONI LACKS CHARATAN (50) Vice President and Assistant Secretary (2005)	Associate General Counsel of Dreyfus, and an officer of 91 investment companies (comprised of 201 portfolios) managed by Dreyfus.

JOSEPH M. CHIOFFI (44) Vice President and Assistant Secretary (2005)	Assistant General Counsel of Dreyfus, and an officer of 91 investment companies (comprised of 201 portfolios) managed by Dreyfus.

JANETTE E. FARRAGHER (43) Vice President and Assistant Secretary (2005)	Associate General Counsel of Dreyfus, and an officer of 91 investment companies (comprised of 201 portfolios) managed by Dreyfus.

JOHN B. HAMMALIAN (42) Vice President and Assistant Secretary (2005)	Associate General Counsel of Dreyfus, and an officer of 91 investment companies (comprised of 201 portfolios) managed by Dreyfus.

ROBERT R. MULLERY (54) Vice President and Assistant Secretary (2005)	Associate General Counsel of Dreyfus, and an officer of 91 investment companies (comprised of 201 portfolios) managed by Dreyfus.

JEFF PRUSNOFSKY (40) Vice President and Assistant Secretary (2005)	Associate General Counsel of Dreyfus, and an officer of 91 investment companies (comprised of 201 portfolios) managed by Dreyfus.

JAMES WINDELS (47) Treasurer (2001)	Director - Mutual Fund Accounting of Dreyfus, and an officer of 91 investment companies (comprised of 201 portfolios) managed by Dreyfus.

GAVIN C. REILLY (37) Assistant Treasurer (2005)	Tax Manager of the Investment Accounting and Support Department of Dreyfus, and an officer of 91 investment companies (comprised of 201 portfolios) managed by Dreyfus.

ROBERT SVAGNA (39) Assistant Treasurer (2005)	Senior Accounting Manager - Equity Funds of Dreyfus, and an officer of 91 investment companies (comprised of 201 portfolios) managed by Dreyfus.

ROBERT S. ROBOL (42) Assistant Treasurer (2005)	Senior Accounting Manager - Money Market and Municipal Bond Funds of Dreyfus, and an officer of 91 investment companies (comprised of 201 portfolios) managed by Dreyfus.

ERIK D. NAVILOFF (37) Assistant Treasurer (2005)	Senior Accounting Manager--Taxable Fixed Income Funds of Dreyfus, and an officer of 91 investment companies (comprised of 201 portfolios) managed by Dreyfus.

WILLIAM GERMENIS (35) Anti-Money Laundering Compliance Officer (2002)	Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 87 investment companies (comprised of 197 portfolios) managed by Dreyfus

JOSEPH W. CONNOLLY (48) Chief Compliance Officer (2004)	Chief Compliance Officer of Dreyfus and The Dreyfus Family of Funds (91 investment companies, comprised of 201 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services.

           The address of each officer of the Fund is 200 Park Avenue, New York, New York 10166.

* * * *

Part III

           Part III sets forth information for each Fund regarding the beneficial ownership of its shares by Nominees, current Board members and officers of the Fund. As of December 31, 2005, each Fund’s current Board members and officers, as a group, owned less than 1% of the Fund’s outstanding shares.

           The following Nominees, current Board members and officers owned shares in the Funds as indicated below:

Name of Board Member, Nominee or Officer	Fund	Amount of Beneficial Ownership

David P. Feldman*	AF	1,868.111 shares

James F. Henry*	DGIF DGOF	12,517.337 shares 40,362.806 shares

Ehud Houminer*	AF DIF	416.670 shares 1,929.283 shares

Gloria Messinger*	AF	7,898.503 shares

Dr. Martin Peretz*	DGOF	4,160.328 shares

Stephen E. Canter**	AF DILF	9,023.995 shares 10,660.924 shares

Janette E. Farragher**	AF DIF	1,598.082 shares 9,394.790 shares

John B. Hammalian**	DIF DMIF	997.316 shares 451.941 shares

Jeff Prusnofsky**	AF	1,340.325 shares

*	As of December 31, 2005.
**	As of April 7, 2006.

* * * *

EXHIBIT B

NOMINATING COMMITTEE CHARTER AND PROCEDURES
THE DREYFUS FAMILY OF FUNDS
(each, the “Fund”)

ORGANIZATION

The Nominating Committee (the “Committee”) of each Fund shall be composed solely of Directors/Trustees (“Directors”) who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (“Independent Directors”). The Board of Directors of the Fund (the “Board”) shall select the members of the Committee and shall designate the Chairperson of the Committee.

RESPONSIBILITIES

The Committee shall select and nominate persons for election or appointment by the Board as Directors of the Fund.

EVALUATION OF POTENTIAL NOMINEES

In evaluating a person as a potential nominee to serve as a Director of the Fund (including any nominees recommended by shareholders as provided below), the Committee shall consider, among other factors it may deem relevant:

•	the character and integrity of the person;

•	whether or not the person is qualified under applicable laws and regulations to serve as a Director of the Fund;

•	whether or not the person has any relationships that might impair his or her service on the Board;

•	whether nomination of the person would be consistent with Fund policy and applicable laws and regulations regarding the number and percentage of Independent Directors on the Board;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related fund complexes;

•	whether or not the person is willing to serve and is willing and able to commit the time necessary for the performance of the duties and responsibilities of a Director of the Fund;

•	the contribution which the person can make to the Board and the Fund, in conjunction with the other Directors, with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant; and

•	whether the Committee believes the person has the ability to apply sound and independent business judgment and would act in the interests of the Fund and its shareholders.

While the Committee is solely responsible for the selection and nomination of Directors, the Committee may consider nominees recommended by Fund shareholders. The Committee will consider recommendations for nominees from shareholders sent to the Secretary of the Fund c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, as well as information sufficient to evaluate the factors listed above. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

NOMINATION OF DIRECTORS

After a determination by the Committee that a person should be selected and nominated as a Director of the Fund, the Committee shall present its recommendation to the full Board for its consideration.

REVIEW OF CHARTER AND PROCEDURES

The Committee shall review the charter and procedures from time to time, as it considers appropriate.

DREYFUS A BONDS PLUS, INC.
DREYFUS GROWTH AND INCOME FUND, INC.
DREYFUS GROWTH OPPORTUNITY FUND, INC.
DREYFUS INSTITUTIONAL MONEY MARKET FUND
DREYFUS INTERNATIONAL FUNDS, INC.
DREYFUS MONEY MARKET INSTRUMENTS, INC.
DREYFUS PREMIER EQUITY FUNDS, INC.
DREYFUS VARIABLE INVESTMENT FUND

           The undersigned stockholder(s) of ____________________ (the “Fund”), hereby appoint(s) Kathleen DeNicholas and Robert R. Mullery, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on May 3, 2006, at a Special Meeting of Stockholders to be held at The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, at 2:00 p.m., on Thursday, June 29, 2006 and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the meeting.

           Please mark boxes in blue or black ink.

1. Election of Board Members:

For all Nominees /_/	Withhold Authority /_/ only for those Nominee(s) whose name(s) I have written Below	Withhold Authority /_/ for all Nominees

Nominees for Election are: Peggy C. Davis, Joseph S. DiMartino, David P. Feldman, Ehud Houminer, Gloria Messinger, and Anne Wexler.

2. In their discretion, to vote on such other matters as may properly come before the meeting and any adjournment(s) thereof.

ADVANTAGE FUNDS, INC.
DREYFUS PREMIER MANAGER FUNDS I
DREYFUS PREMIER MANAGER FUNDS II

           The undersigned stockholder(s) of ____________________ (the “Fund”), hereby appoint(s) Kathleen DeNicholas and Robert R. Mullery, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on May 3, 2006, at a Special Meeting of Stockholders to be held at The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, at 3:00 p.m., on Thursday, June 29, 2006 and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the meeting.

           Please mark boxes in blue or black ink.

1. Election of Board Members:

For all Nominees /_/	Withhold Authority /_/ only for those Nominee(s) whose name(s) I have written Below	Withhold Authority /_/ for all Nominees

           Nominees for Election are: Peggy C. Davis, James F. Henry and Dr. Martin Peretz.

2. In their discretion, to vote on such other matters as may properly come before the meeting and any adjournment(s) thereof.

DREYFUS INDEX FUNDS, INC.
DREYFUS MIDCAP INDEX FUND, INC.
DREYFUS STOCK INDEX FUND, INC.

           The undersigned stockholder(s) of ____________________ (the “Fund”), hereby appoint(s) Kathleen DeNicholas and Robert R. Mullery, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on May 3, 2006, at a Special Meeting of Stockholders to be held at The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, at 4:00 p.m., on Thursday, June 29, 2006 and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the meeting.

           Please mark boxes in blue or black ink.

1. Election of Board Members:

For all Nominees /_/	Withhold Authority /_/ only for those Nominee(s) whose name(s) I have written Below	Withhold Authority /_/ for all Nominees

Nominees for Election are: Peggy C. Davis, James F. Henry and Dr. Martin Peretz.

2. In their discretion, to vote on such other matters as may properly come before the meeting and any adjournment(s) thereof.

FOUR EASY WAYS TO VOTE YOUR PROXY

1.	Call Toll-Free 1-888-221-0697, enter the control number listed below and follow the recorded instructions; or

2.	Visit the Internet website www.proxyvote.com, enter the control number listed below and follow the instructions on the website; or

3.	Return this Proxy Card, signed and dated, in the enclosed postage-paid envelope. * * * CONTROL NUMBER: _______________

THIS PROXY IS SOLICITED BY THE FUND’S BOARD AND WILL BE VOTED FOR THE ABOVE PROPOSAL UNLESS OTHERWISE INDICATED.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each shareholder is requested to sign, but only one signature is required. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Stockholders and Proxy Statement is acknowledged.

Dated: ____________, 2006 _________________________ Signature(s) _________________________ Signature(s)

If you are NOT voting by Telephone or Internet, Please Sign,
Date and Return the Proxy Card
Promptly Using the Enclosed Envelope